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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 18, 2006

                             -----------------------

                                 CRYOLIFE, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------


           FLORIDA                                 1-13165                          59-2417093
(State or Other Jurisdiction              (Commission File Number)                 (IRS Employer
      of Incorporation)                                                         Identification No.)

              1655 ROBERTS BOULEVARD, N.W., KENNESAW, GEORGIA 30144
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 419-3355

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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


SECTION 8   OTHER EVENTS.
ITEM 8.01   OTHER EVENTS.

On January 18, 2006, CryoLife, Inc. ("CryoLife") issued a press release announcing it has engaged Piper Jaffray & Co. to assist the Company's management and Board of Directors in identifying and evaluating potential strategies to enhance shareholder value. CryoLife hereby incorporates by reference herein the information set forth in its Press Release dated January 18, 2006, a copy of which is attached hereto as Exhibit 99.1. Except as otherwise provided in the press release, the press release speaks only as of the date of such press release and such press release shall not create any implication that the affairs of CryoLife have continued unchanged since such date.

Except for the historical information contained in this report, the statements made by CryoLife are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. CryoLife's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Releases. Please refer to the last paragraph of the Press Release for further discussion about forward-looking statements. For further information on risk factors, please refer to the "Risk Factors" contained in CryoLife's Form 10-K for the year ended December 31, 2004, CryoLife's Form S-3 (Registration No. 333-121406), as filed with the Securities and Exchange Commission ("SEC") and any subsequent SEC filings. CryoLife disclaims any obligation or duty to update or modify these forward-looking statements.


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


SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.
                  Not applicable.

         (b)      Pro Forma Financial Information.
                  Not applicable.

         (c)      Shell Company Transactions.
                  Not applicable.

         (d)      Exhibits.

         Exhibit Number        Description

         99.1                  Press Release dated January 18, 2006




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




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CRYOLIFE, INC.



Date:  January 18, 2006             By: /s/ D. Ashley Lee
                                        --------------------------------
                                        Name:  D. Ashley Lee
                                        Title: Executive Vice President,
                                               Chief Operating Officer and Chief
                                               Financial Officer

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


                                  EXHIBIT INDEX



Exhibit Number       Description

99.1                 Press Release dated January 18, 2006




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